UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 31, 2011
Date of earliest event reported: May 31, 2011

MediaMind Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34844	52-2266402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
135 West 18th Street, 5th Floor New York, NY 10011
(Address of principal executive offices, including zip code)

(646) 202-1320
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 31, 2011, MediaMind Technologies Inc. (the “Company”) held its annual meeting of shareholders for the fiscal year 2010 (the “Annual Meeting”).

At the Annual Meeting, shareholders voted on the re-election of two Class I directors, to hold office until the annual meeting of shareholders to be held in 2014 and until their successors are elected and qualified, and ratification of the selection of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global as the Company’s independent registered public accounting firm for 2011. The shareholders also provided an advisory vote on compensation of the Company’s named executive officers and the frequency of such advisory vote.

A total of 13,710,389 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy.

The final voting results were as follows:

Proposal 1: To elect two Class I directors:

Name of Director	For	Withheld	Against	Broker Non-Votes
Timothy I. Maudlin	12,437,355	10,728	0	1,262,306
James Warner	12,437,355	10,728	0	1,262,306

All director nominees were duly elected.

Proposal 2: Ratification of the selection of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global as the Company’s independent registered public accounting firm for 2011:

For	Against	Abstain
13,437,080	273,294	15

This selection was ratified.

Proposal 3: Advisory vote on compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
12,382,417	65,266	400	1,262,306

The Company’s shareholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting.

Proposal 4: The advisory vote on the frequency of the advisory vote on compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
11,933,792	378,953	134,538	800	1,262,306

The Company’s shareholders approved, on an advisory basis, the frequency of the advisory vote on compensation of the Company’s named executive officers to be one year.

Based on the voting results with respect to the frequency of shareholder vote on executive compensation, the Board of Directors has decided to include annually on the Company’s proxy statement a shareholder vote on the compensation of the Company’s named executive officers until the next required say-on-pay frequency vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Media Mind Technologies Inc.
By:	/s/ Vered Raviv-Schwarz
	Name:	Vered Raviv-Schwarz
	Title:	General Counsel and Corporate Secretary

Date: June 01, 2011